THIRD AMENDMENT TO PRIVATE SHELF AGREEMENT

        THIS THIRD AMENDMENT dated as of June 13, 2005 (this “Third Amendment”) to the Multi-Currency Private Shelf Agreement dated as of August 26, 2003 (as amended to date, the “Private Shelf Facility”) is between Nu Skin Enterprises, Inc., a Delaware corporation (the “Company”), on the one hand, and Prudential Investment Management, Inc. and the holders of the Series A Senior Notes, Series B Senior Notes and Series C Senior Notes issued under the Private Shelf Facility that are signatories hereto (collectively, “Prudential”), on the other hand.

RECITALS

        A.        Pursuant to the request of the Company, the Company and Prudential now desire to amend the Private Shelf Facility in the respects, but only in the respects, hereinafter set forth.

        B.        Capitalized terms used herein shall have the respective meanings ascribed thereto in the Private Shelf Facility unless herein defined or the context shall otherwise require.

        C.        All requirements of law have been fully complied with and all other acts and things necessary to make this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

        NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Third Amendment set forth in Section 2 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and Prudential do hereby agree as follows:

Section 1.         Amendment to Private Shelf Facility

        1.1         Section 8.2(a) of the Private Shelf Facility is hereby amended in its entirety to read as follows:

         "Prepayment Amount. The Company (or the Issuer Subsidiary, if applicable) may, at its option, upon notice as provided below, prepay on any Business Day all, or from time to time any part of, the Notes of any Series in an amount not less than 5% of the aggregate principal amount of the Notes of such Series then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid , plus accrued interest thereon, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount.”

        1.2         Section 8.3 of the Private Shelf Facility is amended in its entirety to read as follows:

        “8.3 Allocation of Partial Payments.

        In the case of each partial prepayment of the Notes of a Series, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.”

Section 2.         Conditions to Effectiveness of this Amendment.

        This Third Amendment shall become effective as of the date hereof upon the delivery to Prudential of executed counterparts of this Third Amendment, duly executed by the Company, the Subsidiary Guarantors named as signatories hereto and the Required Holders.

Section 3.         Miscellaneous.

        This Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PRUDENTIAL INVESTMENT MANAGEMENT INC. By: /s/ Iris Krause Its: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: /s/ Iris Krause Its: Vice President

PRUCO LIFE INSURANCE COMPANY By: /s/ Iris Krause Its: Vice President

BAYSTATE INVESTMENTS, LLC Prudential Private Placement Investors, L.P., as Investment Advisor By: Prudential Private Placement Investors, Inc. General Partner By: /s/ Iris Krause Its: Vice President

GOLDEN AMERICAN LIFE
INSURANCE COMPANY
Prudential Private Placement Investors,
      L.P., as Investment Advisor
By:    Prudential Private Placement Investors,
               Inc., General Partner

By:    /s/ Iris Krause
Its: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: Prudential Investment Management, Inc., Investment Manger By: /s/ Iris Krause Its: Vice President

NU SKIN ENTERPRISES, INC. By: /s/ Ritch Wood Name: Ritch Wood Its: Chief Financial Officer

The undersigned Subsidiary Guarantors
hereby consent and agree to the
foregoing.

NU SKIN ENTERPRISES HONG KONG, INC.,
a Delaware corporation
NU SKIN INTERNATIONAL, INC.,
a Utah corporation
NU SKIN TAIWAN, INC.,
a Utah corproation
NU SKIN UNITED STATES, INC.,
a Delaware corporation
BIG PLANET, INC.,
a Delaware corporation
NSE KOREA LTD.,
a Delaware corporation

By:        /s/ D. Matthew Dorny
Name:   D Matthew Dorny
Title:     Vice President

NSE KOREA LTD.,
a Korean corporation

By:         /s/ Sung Tae Han
Name:   Sung Tae Han
Title:     President, Representative Director
                   and General Manager